Exhibit 99.3

Icahn Enterprises L.P. Roadshow Presentation January 2017

Forward - Looking Statements and Non - GAAP Financial Measures Forward - Looking Statements This presentation contains certain statements that are, or may be deemed to be, “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . All statements included herein, other than statements that relate solely to historical fact, are “forward - looking statements . ” Such statements include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events, or any statement that may relate to strategies, plans or objectives for, or potential results of, future operations, financial results, financial condition, business prospects, growth strategy or liquidity, and are based upon management’s current plans and beliefs or current estimates of future results or trends . Forward - looking statements can generally be identified by phrases such as “believes,” “expects,” “potential,” “continues,” “may,” “should,” “seeks,” “predicts,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “could,” “designed,” “should be” and other similar expressions that denote expectations of future or conditional events rather than statements of fact . Our expectations, beliefs and projections are expressed in good faith and we believe that there is a reasonable basis for them . However, there can be no assurance that these expectations, beliefs and projections will result or be achieved . There are a number of risks and uncertainties that could cause our actual results to differ materially from the forward - looking statements contained in this presentation . These risks and uncertainties are described in our Annual Report on Form 10 - K for the year ended December 31 , 2015 and our Quarterly Report on Form 10 - Q for the quarter ended September 30 , 2016 . There may be other factors not presently known to us or which we currently consider to be immaterial that may cause our actual results to differ materially from the forward - looking statements . All forward - looking statements attributable to us or persons acting on our behalf apply only as of the date of this presentation and are expressly qualified in their entirety by the cautionary statements included in this presentation . Except to the extent required by law, we undertake no obligation to update or revise forward - looking statements to reflect events or circumstances after the date such statements are made or to reflect the occurrence of unanticipated events . Non - GAAP Financial Measures This presentation contains certain non - GAAP financial measures, including EBITDA, Adjusted EBITDA and Indicative Net Asset Value . The non - GAAP financial measures contained herein have limitations as analytical tools and should not be considered in isolation or in lieu of an analysis of our results as reported under U . S . GAAP . These non - GAAP measures should be evaluated only on a supplementary basis in connection with our U . S . GAAP results, including those reported in our consolidated financial statements and the related notes thereto contained in our Annual Report on Form 10 - K for the year ended December 31 , 2015 and our Quarterly Report on Form 10 - Q for the quarter ended September 30 , 2016 . A reconciliation of these non - GAAP financial measures to the most directly comparable GAAP financial measures can be found in the back of this presentation .

Presenters  Keith Cozza – President & Chief Executive Officer  SungHwan Cho – Chief Financial Officer 3

Agenda  Transaction Overview  Company Overview  Investment Highlights  Financial Performance  Appendix 4

Transaction Overview

Executive Summary  Icahn Enterprises L.P. (“IEP” or the “Company”) is a diversified holding company, with global businesses in Investment, Automotive, Energy, Metals, Railcar, Gaming, Mining, Food Packaging, Real Estate and Home Fashion – Total equity market capitalization of approximately $8.8 (1) billion as of December 31, 2016  The proposed debt issuance and Rights Offering will provide IEP with funds needed to refinance their current 2017 Notes and increased liquidity for general partnership purposes (1) Based on closing stock price of $59.92 and approximately 147.7 million depositary units and general partner equivalent interests as of December 31, 2016. (2) The offering of the New Senior Unsecured Notes due 2022 and 2024 is not conditioned on the closing of the Rights Offering and we cannot assure you that the Rights Offering will be completed on the terms described herein or at all. 6 Sources and Uses of Funds Sources of Funds Uses of Funds ($Millions) New Senior Unsecured Notes due 2022 and 2024 900$ Refinance 3.50% Senior Unsecured Notes due 2017 1,175$ Rights Offering 600 General Partnership Purposes 337 GP Contribution for Rights Offering 12 Total Sources 1,512$ Total Uses 1,512$ (2)

Capitalization and Credit Statistics

Key Points

- Strong financial metrics[1]:
  - Total consolidated liquidity of $5.2 billion
  - Indicative gross asset value to holding company net debt coverage of 2.3x
- Holding company cash and cash equivalents value of $1.6 billion[1]
- Affiliates of Carl Icahn owned 89.8% of IEP valued at $7.8Bn[2] as of December 31, 2016

	September 30, 2016			
($Millions)		Actual		Pro-Forma[3]
Liquid Assets:				
Holding Company Cash & Cash Equivalents	$	192	$	1,643
Holding Company Investment in Funds		1,811		1,811
Holding Company Liquid Assets		2,003		3,454
Subsidiaries Cash & Cash Equivalents		1,810		1,709
Total Liquid Assets	$	3,813	$	5,163
Holding Company Debt:				
3.5% Senior Unsecured Notes due 2017	$	1,174	$	-
4.875% Senior Unsecured Notes due 2019		1,271		1,271
6% Senior Unsecured Notes due 2020		1,705		1,705
5.875% Senior Unsecured Notes due 2022		1,339		1,339
New Senior Unsecured Notes due 2022 and 2024		-		900
Mortgages Payable		25		25
Holding Company Debt	$	5,514	$	5,240
Subsidiary Debt [4]		7,457		5,691
Total Consolidated Debt (a)	$	12,971	$	10,931
Minority Interest (b)	$	6,310	$	6,310
Shareholders' Book Equity (c)		2,488		4,064
Total Book Capitalization (a) + (b) + (c)	$	21,769	$	21,305
Stockholders' Market Equity [5] (d)		7,308		7,908
Total Capitalization (a) + (b) + (d)	$	26,589	$	25,149
Supplemental Information:				
Indicative Gross Asset Value (excluding HoldCo cash) [6]	$	9,457	$	8,448
Indicative Gross Asset Value / Holding Company Net Debt		1.8x		2.3x
Holding Company Liquid Assets / Holding Company Debt		0.4x		0.7x

(1) Pro-Forma as of September 30, 2016
(2) Based on closing stock price of $59.92 and approximately 130.0 million depositary units owned by Mr. Icahn as of December 31, 2016
(3) Pro-Forma financial data set forth below gives effect to (i) the initial closing of the sale of ARL to SMBC Rail, (ii) the issuance of the New Senior Unsecured Notes due 2022 and 2024 and the redemption of the 3.50% Senior Unsecured Notes due 2017 with the proceeds thereof, and (iii) the $600 million Rights Offering, including the $12 million GP contribution; in each case, as if it occurred on September 30, 2016
(4) Debt is non-recourse to Icahn Enterprises
(5) Based on closing stock price of $50.55 and approximately 144.6 million depositary units and general partner equivalent interests as of September 30, 2016
(6) Indicative gross asset value defined as market value of public subsidiaries, market value of the Holding Company Interest in Funds and book value or market comparables of other assets

7

Summary of Terms Issuers Icahn Enterprises L.P. and Icahn Enterprises Finance Corp. (“IEP” or the “Company”) Issue $900 million of Senior Notes Term 5 - Year Senior Notes due 2022 7 - Year Senior Notes due 2024 Optional Redemption Non - call 2 Non - call 3 Placement Type 144A and Regulation S Private Placement with Registration Rights Use of Proceeds To refinance existing 3.50% Senior Notes Guarantees The Notes will be unconditionally guaranteed on a senior unsecured basis by Icahn Enterprises Holdings L . P . Ranking The Notes will rank senior in right of payment to all existing and future subordinated indebtedness and equal in right of payment with all other existing and future senior unsecured indebtedness, The Notes will be effectively subordinated to all indebtedness and liabilities, including trade payables, of all subsidiaries other than Icahn Enterprises Holdings L . P . The Notes will be effectively subordinated to all of our and Icahn Enterprises Holdings L . P . ’s existing and future secured indebtedness to the extent of the collateral securing such indebtedness Mandatory Redemption None Change of Control Offer 101 % of aggregate principal amount of Notes repurchased plus accrued and unpaid interest Covenants Maintenance and Debt Incurrence covenants same as existing Notes: – Maintenance: Fixed Charge Coverage Ratio ≥ 1.5x – Maintenance: Ratio of Unencumbered Assets to Unsecured Indebtedness > 1.5x – Debt Incurrence: Ratio of HoldCo Debt to Adjusted Net Worth < 1.15x Restricted Payments Same as existing 5.875% Notes due 2022 Sole Bookrunner Jefferies LLC 8

Company Overview

Overview of Icahn Enterprises  Icahn Enterprises L.P. is a diversified holding company with operating segments in Investment, Automotive, Energy, Gaming, Mi nin g, Railcar, Food Packaging, Metals, Real Estate and Home Fashion  IEP is majority owned and controlled by Carl Icahn – Carl Icahn has contributed most of his businesses to and executed transactions primarily through IEP – As of December 31, 2016, Carl Icahn and his affiliates owned approximately 89.8% of IEP’s outstanding depositary units – Commitment to maintaining a strong balance sheet as demonstrated by $600m rights offering and his indication to fully subscri be  IEP benefits from cash flows from its subsidiaries: – CVR Energy: $2.00 per share annualized dividend – CVR Refining: $1.01 per common unit of distributions declared for the LTM ended September 30, 2016 – American Railcar Inc: $1.60 per share annual dividend – Recurring cash flows from our Real Estate segment  IEP has daily liquidity through its ability to redeem its investment in the funds on a daily basis (1) Investment segment total assets represents book value of equity 10 ($ millions) As of September 30, 2016 Segment Assets Revenue Net (Loss) Income Attrib. to IEP Adj. EBITDA Attrib. to IEP Investment (1) $5,909 ($1,980) ($1,087) ($955) Automotive 10,070 9,493 (210) 679 Energy 5,031 4,459 (485) 166 Metals 202 268 (42) (22) Railcar 3,348 1,012 137 361 Gaming 1,476 939 (77) 92 Mining 196 53 (156) (4) Food Packaging 426 330 2 39 Real Estate 684 96 19 42 Home Fashion 205 198 (7) 2 Holding Company 524 73 (143) 46 Total $28,071 $14,941 ($2,049) $446 LTM Ended September 30, 2016

Summary Corporate Organizational Chart



Icahn Enterprises G.P. Inc.
1%
Icahn Enterprises L.P. (NasdaqGS: IEP)
99% LP Interest
1%
Icahn Enterprises Holdings L.P.
As of September 30, 2016, Icahn Enterprises had investments with a fair market value of approximately $1.8 billion in the Investment Funds
Icahn Capital LP
100%
One of the largest independent metal recycling companies in the US
PSC Metals Inc.
100%
Consists of rental commercial real estate, property development and associated resort activities
AREP Real Estate Holdings, LLC
100%
Provider of home textile products for nearly 200 years
WestPoint Home LLC
100%
One of the worldwide leaders in cellulosic, fibrous and plastic casings for processed meat industry
Viskase Companies Inc. (OTCPK:VKSC)
75%
Retailer and distributor of aftermarket auto products and provider of automotive service
Pep Boys & IEH Auto Parts Holding LLC
100%
Leading global supplier to the automotive, aerospace, energy, heavy duty truck, industrial, marine, power generation and auto aftermarket industries
Federal-Mogul Holdings Corp. (NasdaqGS:FDML)
82%
Brazilian iron ore producer
Ferrous Resources
77%
4%
61%
American Railcar Industries, Inc. (NasdaqGS:ARII)
Leading North American manufacturer of hopper and tank railcars and provider of railcar repair and maintenance services
100%
American Railcar Leasing LLC
Leading North American lessor of hopper and tank railcars
69%
Tropicana Entertainment Inc. (OTCPK:TPCA)
Multi-jurisdictional gaming company with eight casinos in New Jersey, Indiana, Nevada, Mississippi, Missouri, Louisiana and Aruba
100%
Trump Entertainment Resorts, Inc.
Owns Trump Taj Mahal located in Atlantic City, NJ.
82%
CVR Energy Inc. (NYSE: CVI)
Holding company that owns majority interests in two separate operating subsidiaries
66%
34%
CVR Refining, LP (NYSE: CVRR)
185k bpd capacity oil refining company in the mid-continent region of the United States
CVR Partners, LP (NYSE: UAN)
Producer and distributer of nitrogen fertilizer products

Note: Percentages denote equity ownership as of September 30, 2016. Excludes intermediary and pass through entities.

11

Deep Team Led by Carl Icahn

- Led by Carl Icahn
  - Substantial investing history provides IEP with unique network of relationships and access to Wall Street
- Team consists of approximately 20 professionals with diverse backgrounds
  - Well rounded team with professionals focusing on different areas such as equity, distressed debt and credit

Name	Title	Years at Icahn	Years of Industry Experience
Keith Cozza	President & Chief Executive Officer, Icahn Enterprises L.P.	12	15
SungHwan Cho	Chief Financial Officer, Icahn Enterprises L.P.	10	19
Vincent J. Intrieri[(1)]	Senior Managing Director, Icahn Capital	18	33
Samuel Merksamer[(1)]	Managing Director, Icahn Capital	8	14
Jonathan Christodoro	Managing Director, Icahn Capital	4	16
Courtney Mather	Portfolio Manager, Icahn Capital	2	17
Brett Icahn	Consultant, Icahn Enterprises L.P.	13	13
David Schechter	Consultant, Icahn Enterprises L.P.	13	20
Jesse Lynn	General Counsel, Icahn Enterprises L.P.	12	21
Andrew Langham	General Counsel, Icahn Enterprises L.P.	11	17

(1) Employment with IEP ended effective 12/31/16, but individuals remain as board members of significant investments in IEP's Investment Segment

12

Investment Highlights

Investment Highlights  Diversified Holdings  Exposure to Strong, Cyclical Trends and Economic Recovery  Significant Asset Coverage  Strong, Stable Cash Flow Generation from Operating Subsidiaries 1 2 3 4 14

Diversified Holdings Operating Segments for Icahn Enterprises Automotive(3) 29% Energy(4) 11% Gaming(5) 11% Railcar(6) 16% Food Packaging 1% Metals 2% Real Estate 7% Home Fashion 2% Mining 1% Investment 20% Asset Mix (1)(2) 1  The Company is well diversified across various industries and sectors (1) Indicative Net Asset Value of subsidiaries as of September 30, 2016, refer to slide 22 (2) Excludes Holding Company (3) Automotive includes Federal - Mogul, IEH Auto & PepBoys (4) Energy includes CVR Energy and CVR Refining (direct holding) (5) Gaming includes Tropicana and Trump Entertainment (6) Railcar includes American Railcar Industries and ARL; does not give effect to sale of ARL to SMBC Rail 15

Exposure to Strong, Cyclical Trends and Economic Recovery The Company’s diversification across multiple industries and geographies provides a natural hedge against cyclical and general economic swings Global market share leader in each of its principal product categories with a long history of quality and strong brand names Geographically diverse, regional properties in major gaming markets with significant consolidation opportunities 200 year heritage with some of the best known brands in home fashion; consolidation likely in fragmented sector Leading global market position in non - edible meat casings poised to capture further growth in emerging markets Established regional footprint positioned to actively participate in consolidation of the highly fragmented scrap metal market Our railcar segment is a leading, vertically integrated manufacturer of railcars, railcar services and railcar leasing. Strategically located mid - continent petroleum refiner and nitrogen fertilizer producer Long - term real estate investment horizon with strong, steady cash flows AREP Real Estate Holdings, LLC  IEP’s subsidiary companies possess key competitive strengths and / or leading market positions  IEP seeks to create incremental value by investing in organic growth and targeting businesses that offer consolidation opportunities ─ Capitalize on attractive interest rate environment to pursue acquisitions and recognize meaningful synergies 16 A Brazilian iron ore mining operation that supplies iron ore products to the global steel industry Retailer and distributor of aftermarket auto products and provider of automotive service 2

2 Segment: Investment

Company Description

- IEP invests its proprietary capital through various private investment funds (the "Investment Funds") managed by the Investment segment
- Fair value of IEP's interest in the Investment Funds was approximately $1.8 billion as of September 30, 2016
- IEP has daily liquidity through its ability to redeem its investment in the Investment Funds on a daily basis

Historical Segment Financial Summary

Investment Segment	FYE December 31,			LTM September 30,
($ millions)	2013	2014	2015	2016
Select Income Statement Data:				
Total revenues	$2,031	($218)	($865)	($1,980)
Net income	1,902	(684)	(1,665)	(2,374)
Net income attrib. to IEP	812	(305)	(760)	(1,087)
Select Balance Sheet Data[1]:				
Total equity	$8,353	$9,062	$7,541	$5,909
Equity attributable to IEP	3,696	4,284	3,428	1,825

Highlights and Recent Developments

- Since inception in 2004 through December 31, 2016, the Investment Funds' cumulative return was approximately 116.1%, representing an annualized rate of return of approximately 6.5%
- Long history of investing in public equity and debt securities and pursuing activist agenda
- Employs an activist strategy that seeks to unlock hidden value through various tactics
  - Financial / balance sheet restructurings (e.g., CIT Group, Apple)
  - Operational turnarounds (e.g., Navistar, Hertz)
  - Strategic initiatives (e.g., Motorola, eBay, Manitowoc, Xerox)
  - Corporate governance changes (e.g., eBay, Gannet, Freeport-McMoRan, Cheniere Energy)
- The Investment Funds' net notional exposure was (138%) at September 30, 2016
- The Investment Funds returned all fee-paying capital to their investors during fiscal 2011.
- Returns of 33.3%, 15.2%, 34.5%, 20.2%[2], 30.8%, (7.4%), (18.0%) and (20.3%) in 2009, 2010, 2011, 2012, 2013, 2014, 2015 and 2016, respectively

Note: Information for the year ended December 31, 2016 is preliminary and reflects management's estimates based solely upon information available as of the date of this presentation, and which is not a comprehensive statement of the Company's financial results for the year ended December 31, 2016. It is possible that the Company's actual results may differ materially from these estimates due to the completion of its financial closing procedures final adjustments and other developments that may arise between now and the time its financial results for the year ended December 31, 2016 are finalized.
(1) Balance Sheet data as of the end of each respective fiscal period.
(2) 2012 gross return assumes that IEP's holdings in CVR Energy remained in the Investment Funds for the entire period. IEP obtained a majority stake in CVR Energy in May 2012. Investment Funds returns were approximately 6.6% when excluding returns on CVR Energy after it became a consolidated entity.

17

Highlights and Recent Developments  Strategic location and complex refineries allows CVR to take advantage of differences in regional crude prices to maximize profitability  CVR Partners acquired an additional fertilizer plant in April 2016, giving it geographic and feed stock diversity  CVR Energy has annualized dividends of $2.00 per unit ─ CVR Refining full year distribution was $2.75 per common unit in 2015 and LTM ending September 30, 2016 was $1.01 per common unit ─ CVR Partners full year distribution was $1.11 per common unit in 2015 and LTM ending September 30, 2016 was $0.71 per common unit Segment: Energy Company Description  CVR Energy, Inc. (NYSE:CVI) operates as a holding company that owns majority interests in two separate operating subsidiaries: CVR Refining, LP (NYSE:CVRR) and CVR Partners, LP ( NYSE:UAN ) ─ CVR Refining is an independent petroleum refiner and marketer of high - value transportation fuels in the mid - continent of the United States ─ CVR Partners is a manufacturer of ammonia and urea ammonium nitrate solution fertilizer products Historical Segment Financial Summary 18 (1) Balance Sheet data as of the end of each respective fiscal period. Energy Segment LTM September 30, ($ millions) 2013 2014 2015 2016 Select Income Statement Data: Total revenues $9,063 $9,292 $5,442 $4,459 Adjusted EBITDA 869 716 755 323 Net income 479 168 7 (928) Adjusted EBITDA attrib. to IEP $556 $415 $436 $166 Net income attrib. to IEP 289 95 25 (485) Select Balance Sheet Data (1) : Total assets $5,748 $5,334 $4,888 $5,031 Equity attributable to IEP 1,926 1,612 1,508 1,054 FYE December 31, 2

2 Segment: Automotive

Company Description

- We conduct our Automotive segment through our majority ownership in Federal-Mogul Holdings Corporation (NasdaqGS:FDML) and our wholly owned subsidiaries, Pep Boys and IEH Auto Parts Holding
- Federal-Mogul operates with two end-customer focused businesses. The Powertrain business focuses on original equipment powertrain products for automotive applications. The Motorparts business sells products including brakes, chassis, wipers, and other vehicle components to the global aftermarket and to original equipment manufacturers.
- Pep Boys is a retailer and distributor of aftermarket auto products and provider of automotive service.
- IEH Auto is a distributor of aftermarket auto parts primarily to auto service customers and wholesalers.

Historical Segment Financial Summary

Automotive Segment	FYE December 31,			LTM September 30,
($ millions)	2013	2014	2015[2]	2016[2]
Select Income Statement Data:				
Total revenues	$6,876	$7,324	$7,853	$9,493
Adjusted EBITDA	591	630	651	812
Net income	263	(90)	(352)	(249)
Adjusted EBITDA attrib. to IEP	$462	$502	$531	$679
Net income attrib. to IEP	250	(87)	(299)	(210)
Select Balance Sheet Data[1]:				
Total assets	$7,545	$7,529	$7,943	$10,070
Equity attributable to IEP	1,660	1,231	1,270	2,457

Recent Developments

- During Q1 2016, Icahn Enterprises completed the acquisition of Pep Boys
- On January 3, 2017, Icahn Enterprises increased its cash tender offer to $10.00 per share, for all of the outstanding shares of FDML not already owned by Icahn Enterprises

Federal-Mogul: Powertrain Highlights

- Fuel economy and emissions content driving market growth
  - Combustion engines still #1 for foreseeable future
  - Regulations increasing demand for further improvement through 2025
  - Engine downsizing creates higher content product mix
- Leading powertrain products with #1 or #2 position in most major product categories
- Extensive technology and intellectual property with focus on core product lines
- Investing in emerging markets where there are attractive opportunities for growth
- Continued restructuring to lower cost structure and improve manufacturing footprint

Federal-Mogul: Motorparts Highlights

- Aftermarket benefits from the growing number of vehicles globally and the increasing age of vehicles in Europe and North America
- Leader in most of its product categories with a long history of quality and strong brand names including Champion, Wagner, Ferodo, MOOG, Fel-Pro
- Investing in Growth
  - **Global Expansion**: Leverage global capabilities in Asia and other emerging markets
  - **Distribution and IT**: Improve customer service and delivery, order and inventory management, on-line initiatives
  - **Cost Structure**: improve manufacturing footprint, optimize low-cost sourcing and operational performance
  - **Product Line Growth**: expand existing product lines and add new product lines through acquisition or internal investment
  - **Product Differentiation and Brand Value**: invest in product innovation and communicate brand value proposition to end customers

Pep Boys and IEH Auto Parts Holding LLC

- Pep Boys and IEH Auto are operated together in order to grow their sales to DIFM distributors and DIFM service professionals, to grow their automotive service business, and to maintain their DIY customer bases by offering the broadest product assortment in the automotive aftermarket

(1) Balance Sheet data as of the end of each respective fiscal period.
(2) Results include IEH Auto Parts Holding LLC beginning June 1, 2015 and Pep Boys beginning February 3, 2016

19

2 Segment: Railcar

Segment Description

- American Railcar Industries, Inc. ("ARI") (NASDAQ:ARII) operates in three business segments: manufacturing operations, railcar services and leasing
- American Railcar Leasing, LLC ("ARL"), is engaged in the business of leasing railcars.

Historical Segment Financial Summary

Railcar Segment ($ millions)	FYE December 31, 2013	FYE December 31, 2014	FYE December 31, 2015	LTM September 30, 2016
Net Sales/Other Revenues From Operations:				
Manufacturing	$408	$379	$440	$474
Railcar leasing	273	364	452	481
Railcar services	58	47	47	49
Total	$739	$790	$939	$1,004
Gross Margin:				
Manufacturing	$82	$91	$102	$74
Railcar leasing	148	219	276	272
Railcar services	23	17	22	22
Total	$253	$327	$400	$368
Adjusted EBITDA attrib. to IEP	$111	$269	$318	$361
Net income attrib. to IEP	30	122	137	137
Total assets (1)	$2,547	$3,120	$3,681	$3,348
Equity attributable to IEP (1)	591	711	742	424

Highlights and Recent Developments

- Railcar manufacturing remains strong
  - 5,083 railcar backlog as of September 30, 2016
  - Tank railcar demand impacted by volatile crude oil prices
  - New tank railcar design requirements released in May 2015
- Growing railcar leasing business provides stability
  - In Q1 2016, increased ownership of ARL to 100% by acquiring the remaining 25% that IEP did not already own
  - Combined ARL and ARI railcar lease fleets grew to 45,481 railcars as of September 30, 2016 from approximately 45,050 at the end of 2015
- ARI annualized dividend is $1.60 per share
- ARL cash to HoldCo was $100 million in 2015 and $200 million in 2016
- On July 28, 2015, ARI's Board of Directors authorized a stock repurchase program pursuant to which ARI may, from time to time, repurchase up to $250 million of its common stock
- On December 19, 2016, IEP announced entrance into a definitive agreements to sell ARL to SMBC Rail Services LLC for cash based on a total enterprise value of $3.364 billion (subject to certain adjustments)
  - Initial close on approximately 29,000 railcars for $2.778 billion
  - For a period of three years thereafter, upon satisfaction of certain conditions, IEP will have an option to sell, and SMBC Rail will have an option to buy, approximately 4,800 additional railcars for approximately $586 million at the time of the initial closing

(1) Balance Sheet data as of the end of each respective fiscal period

20

2 Segment: Gaming

Company Description

- We conduct our Gaming segment through our majority ownership in Tropicana Entertainment and Trump Entertainment
- Tropicana Entertainment Inc. (OTCPK:TPCA) operates eight casino facilities featuring approximately 392,000 square feet of gaming space with 7,900 slot machines, 300 table games and 5,500 hotel rooms as of September 30, 2016
  - Eight casino facilities located in New Jersey, Indiana, Nevada, Mississippi, Missouri, Louisiana and Aruba
  - Successful track record operating gaming companies, dating back to 2000
- Trump Entertainment owns Trump Taj Mahal located in Atlantic City, NJ.

Historical Segment Financial Summary

Gaming Segment ($ millions)	FYE December 31, 2013	2014	2015	LTM September 30, 2016[2]
Select Income Statement Data:				
Total revenues	$571	$849	$811	$939
Adjusted EBITDA	66	99	140	138
Net income	19	269	38	(64)
Adjusted EBITDA attrib. to IEP	$45	$66	$95	$92
Net income attrib. to IEP	13	185	26	(77)
Select Balance Sheet Data[1]:				
Total assets	$996	$1,260	$1,281	$1,476
Equity attributable to IEP	392	578	604	750

Highlights and Recent Developments

- Management uses a highly analytical approach to enhance marketing, improve utilization, optimize product mix and reduce expenses
  - Established measurable, property specific, customer service goals and objectives to meet customer needs
  - Utilize sophisticated customer analytic techniques to improve customer experience
- Selective reinvestment in core properties including upgraded hotel rooms, refreshed casino floor products tailored for each regional market and pursuit of strong brands for restaurant and retail opportunities
- Capital structure with ample liquidity for synergistic acquisitions in regional gaming markets
  - On April 1, 2014, Tropicana acquired Lumière Place Casino in St. Louis, Missouri
- On July 31, 2015, Tropicana's Board of Directors authorized a stock repurchase program pursuant to which Tropicana may, from time to time, repurchase up to $50 million of its common stock
- During Q1 2016, IEP obtained control and began consolidating the results of Trump Entertainment, which owns and operates Trump Taj Mahal Casino Resorts in Atlantic City, New Jersey
  - Trump Taj Mahal closed on October 10, 2016. The segment recorded impairments to the property and associated intangibles of $92 million

(1) Balance Sheet data as of the end of each respective fiscal period.
(2) Results include Trump Entertainment beginning February 26, 2016.

21

3 Significant Asset Coverage

- Significant Valuation demonstrated by market value of IEP's public subsidiaries and Holding Company interest in Funds and book value or market comparables of other assets

($ Millions)	As of Dec 31 2015	March 31 2016	June 30 2016	Sept 30 2016	Estimated Dec 31 2016
Market-valued Subsidiaries:					
Holding Company interest in Funds (1)	$3,428	$1,820	$1,713	$1,825	$1,652
CVR Energy (2)	2,802	1,858	1,104	980	1,808
CVR Refining - direct holding (2)	114	72	47	50	60
Federal-Mogul (2)	949	1,369	1,152	1,332	1,429
American Railcar Industries (2)	549	484	469	492	538
Total market-valued subsidiaries	$7,842	$5,604	$4,483	$4,680	$5,487
Other Subsidiaries					
Tropicana (3)	$794	$844	$811	$877	$877
Viskase (3)	183	165	143	145	145
Real Estate Holdings (4)	656	649	647	644	644
PSC Metals (4)	182	174	178	169	169
WestPoint Home (4)	176	175	174	169	169
ARL (5)	852	1,024	1,033	1,029	571
Ferrous Resources (4)	95	85	81	79	79
IEH Auto & PepBoys (4)	249	1,418	1,423	1,364	1,364
Trump Entertainment (4)	-	203	208	118	118
Total - other subsidiaries	$3,187	$4,736	$4,697	$4,594	$4,136
Add: Holding Company cash and cash equivalents (6)	166	212	211	192	1,306
Less: Holding Company debt (6)	(5,490)	(5,487)	(5,488)	(5,489)	(5,489)
Add: Other Holding Company net assets (6)	615	(13)	133	183	(368)
Indicative Net Asset Value	**$6,320**	**$5,052**	**$4,036**	**$4,160**	**$5,072**

Note: Indicative net asset value does not purport to reflect a valuation of IEP. The calculated indicative net asset value does not include any value for our Investment Segment other than the fair market value of our investment in the Investment Funds. A valuation is a subjective exercise and indicative net asset value does not necessarily consider all elements or consider in the adequate proportion the elements that could affect the valuation of IEP. Investors may reasonably differ on what such elements are and their impact on IEP. No representation or assurance, express or implied is made as to the accuracy and correctness of indicative net asset value as of these dates or with respect to any future indicative or prospective results which may vary.

Note: Information for the year ended December 31, 2016 is preliminary and reflects management's estimates based solely upon information available as of the date of this presentation, and which is not a comprehensive statement of the Company's financial results for the year ended December 31, 2016. It is possible that the Company's actual results may differ materially from these estimates due to the completion of its financial closing procedures final adjustments and other developments that may arise between now and the time its financial results for the year ended December 31, 2016 are finalized.

(1) Represents equity attributable to us as of each respective date, except December 31, 2016, which represents the estimated equity attributable to us as of December 31, 2016.
(2) Based on closing share price on each date and the number of shares owned by the Holding Company as of each respective date.
(3) Amounts based on market comparables due to lack of material trading volume. Tropicana valued at 8.5x Adjusted EBITDA for the twelve months ended December 31, 2015, March 31, 2016, June 30, 2016 and September 30, 2016; December 31, 2016 represents the September 30, 2016 value. Viskase valued at 9.0x Adjusted EBITDA for the twelve months ended December 31, 2015, March 31, 2016, June 30, 2016 and September 30, 2016; December 31, 2016 represents the September 30, 2016 value.
(4) Represents equity attributable to us as of each respective date, except December 31, 2016, which represents the equity attributable to us as of September 30, 2016
(5) ARL value assumes the present value of projected cash flows from leased railcars, net of debt, plus working capital. December 31, 2016 is adjusted to reflect the initial sale of ARL to SMBC Rail and assumes the ARL cars not being sold to SMBC Rail during the initial closing are valued at the purchase price option set forth in the agreement less liabilities.
(6) Holding Company's balance as of each respective date, except December 31, 2016, which represents Holding Company's balance as of September 30, 2016 adjusted to reflect the initial sale of ARL to SMBC Rail.

22

4 Strong, Stable Cash Flow Generation from Operating Subsidiaries

- The Company and its subsidiaries generate ample cash flow to cover interest payments and operating expenses

($in millions)		Year Ended December 31, 2016 (unaudited)
Cash Dividends and Distributions to Icahn Enterprises Holdings:		
CVR Energy, Inc.[1]	$	187
American Railcar Industries, Inc.[2]		19
American Railcar Leasing, LLC[3]		200
Cash distribution from our Real Estate segment[4]		42
IEH Auto and Pep Boys[5]		100
Cash distribution from our Investment segment[5]		1,050
Total cash dividends and distributions	**$**	**1,598**

Note: Information for the year ended December 31, 2016 is preliminary and reflects management's estimates based solely upon information available as of the date of this presentation, and which is not a comprehensive statement of the Company's financial results for the year ended December 31, 2016. It is possible that the Company's actual results may differ materially from these estimates due to the completion of its financial closing procedures final adjustments and other developments that may arise between now and the time its financial results for the year ended December 31, 2016 are finalized.

(1) Of the dividends/distributions received, $142 million represented Icahn Enterprises Holdings' share of CVR's issuance of an annualized dividend of $2.00 per share during the year ended December 31, 2016, and $45 million represented tax sharing payments pursuant to tax sharing agreements.
(2) Represented Icahn Enterprises Holdings' share of American Railcar Industries Inc.'s issuance of an annualized dividend of $1.60 per share during the year ended December 31, 2016.
(3) Of the distributions received, $100 million represented regular annualized distribution and $100 million represented a special distribution during the year ended December 31, 2016. Does not give pro forma effect to the sale of ARL to SMBC Rail.
(4) Represented regular annualized distribution during the year ended December 31, 2016.
(5) Represented special distributions during the year ended December 31, 2016.

23

Liquidity Serves as a Competitive Advantage  The Company and its subsidiaries maintain ample liquidity to take advantage of attractive opportunities for their respective businesses ($Millions) 24 4 Pro-Forma (1) Liquidity As of 9/30/2016 As of 9/30/2016 Liquid Assets: Hold Co. Cash & Cash Equivalents $192 1,643$ IEP Interest in Investment Funds 1,811 1,811 Subsidiaries Cash & Cash Equivalents 1,810 1,709 Total $3,813 $5,163 Subsidiary Revolver Availability: Automotive $339 $339 Energy 371 371 Railcar 200 200 Gaming 15 15 Food Packaging 8 8 Home Fashion 28 28 Subsidiary Revolver Availability $961 $961 Total Liquidity $4,774 $6,124 (1) Pro - Forma financial data set forth below gives effect to ( i ) the initial closing of the sale of ARL to SMBC Rail, (ii) the issuance of the New Senior Unsecured Notes due 2022 and 2024 and the redemption of the 3.50% Senior Unsecured Notes due 2017 with the proceeds thereof, and (iii) the $600 million Rights Offering, including the $12 million GP con tribution; in each case, as if it occurred on September 30, 2016

Financial Performance

Financial Performance

($Millions)

Net Income (Loss) Attributable to Icahn Enterprises



$1,025
($373)
($1,194)
($2,049)
FYE 2013
FYE 2014
FYE 2015
LTM 9/30/16

($ in millions)	FYE December 31,			LTM September 30,
	2013	2014	2015	2016
Net Income (Loss) Attributable to Icahn Enterprises				
Investment	$812	($305)	($760)	($1,087)
Automotive	250	(87)	(299)	(210)
Energy	289	95	25	(485)
Metals	(28)	(25)	(51)	(42)
Railcar	30	122	137	137
Gaming	13	185	26	(77)
Mining	-	-	(150)	(156)
Food Packaging	32	6	(3)	2
Real Estate	17	22	61	19
Home Fashion	(16)	2	(4)	(7)
Holding Company	(374)	(388)	(176)	(143)
Total	$1,025	($373)	($1,194)	($2,049)

Adjusted EBITDA Attributable to Icahn Enterprises



$1,899
$1,018
$929
$446
FYE 2013
FYE 2014
FYE 2015
LTM 9/30/16

($ in millions)	FYE December 31,			LTM September 30,
	2013	2014	2015	2016
Adjusted EBITDA attributable to Icahn Enterprises				
Investment	$816	($162)	($500)	($955)
Automotive	462	502	531	679
Energy	556	415	436	166
Metals	(18)	(15)	(29)	(22)
Railcar	111	269	318	361
Gaming	45	66	95	92
Mining	-	-	(6)	(4)
Food Packaging	50	47	43	39
Real Estate	46	46	45	42
Home Fashion	1	5	6	2
Holding Company	(170)	(155)	(10)	46
Total	$1,899	$1,018	$929	$446

26

Consolidated Financial Snapshot

($Millions)

	FYE December 31,			Nine Months Ended		LTM September 30,
	2013	2014	2015	9/30/2015	9/30/2016	2016
Net Income (Loss):						
Investment	$1,902	($684)	($1,665)	($263)	($972)	($2,374)
Automotive	263	(90)	(352)	-	103	(249)
Energy	479	168	7	347	(588)	(928)
Metals	(28)	(25)	(51)	(22)	(13)	(42)
Railcar	139	188	213	154	123	182
Gaming	19	269	38	33	(69)	(64)
Mining	-	-	(195)	(13)	(21)	(203)
Food Packaging	43	9	(3)	2	8	3
Real Estate	17	22	61	55	13	19
Home Fashion	(16)	2	(4)	(3)	(6)	(7)
Holding Company	(374)	(388)	(176)	(267)	(234)	(143)
Net Income (Loss)	$2,444	($529)	($2,127)	$23	($1,656)	($3,806)
Less: net (income) loss attrib. to NCI	(1,419)	156	933	(90)	734	1,757
Net Income (Loss) attib. To IEP	$1,025	($373)	($1,194)	($67)	($922)	($2,049)
Adjusted EBITDA:						
Investment	$1,912	($385)	($1,100)	$150	($788)	($2,038)
Automotive	591	630	651	481	642	812
Energy	869	716	755	702	270	323
Metals	(18)	(15)	(29)	(18)	(11)	(22)
Railcar	311	415	492	358	332	466
Gaming	66	99	140	111	109	138
Mining	-	-	(9)	(5)	(3)	(7)
Food Packaging	67	66	59	45	39	53
Real Estate	46	46	45	32	29	42
Home Fashion	1	5	6	4	-	2
Holding Company	(170)	(155)	(10)	(50)	6	46
Consolidated Adjusted EBITDA	$3,675	$1,422	$1,000	$1,810	$625	($185)
Less: Adjusted EBITDA attrib. to NCI	(1,776)	(404)	(71)	(642)	60	631
Adjusted EBITDA attrib. to IEP	$1,899	$1,018	$929	$1,168	$685	$446
Capital Expenditures	$1,161	$1,411	$1,359	$1,067	$615	$907

27

Strong Balance Sheet

($Millions)

	As of September 30, 2016											
	Investment	Automotive	Energy	Metals	Railcar	Gaming	Mining	Food Packaging	Real Estate	Home Fashion	Holding Company	Consolidated
Assets												
Cash and cash equivalents	$14	$375	$763	$5	$299	$290	$2	$47	$13	$2	$192	$2,002
Cash held at consolidated affiliated partnershipsand restricted cash	615	4	-	5	44	13	-	2	2	5	2	692
Investments	9,317	275	-	-	36	36	-	-	-	-	323	9,987
Accounts receivable, net	-	1,405	140	32	33	12	2	57	3	41	-	1,725
Inventories, net	-	2,335	323	39	85	-	25	78	-	72	-	2,957
Property, plant and equipment, net	-	3,383	3,392	103	2,767	821	144	150	607	76	3	11,446
Goodwill and intangible assets, net	-	1,790	322	4	7	74	-	7	41	3	-	2,248
Other assets	977	503	91	14	77	230	23	85	18	6	4	2,028
Total Assets	$10,923	$10,070	$5,031	$202	$3,348	$1,476	$196	$426	$684	$205	$524	$33,085
Liabilities and Equity												
Accounts payable, accrued expenses and other liabilities	$774	$2,795	$1,445	$31	$360	$167	$38	$63	$15	$35	$149	$5,872
Securities sold, not yet purchased, at fair value	1,210	-	-	-	-	-	-	-	-	-	-	1,210
Due to brokers	3,030	-	-	-	-	-	-	-	-	-	-	3,030
Post-employment benefit liability	-	1,142	-	2	8	-	-	52	-	-	-	1,204
Debt	-	3,338	1,167	-	2,343	287	56	265	25	1	5,489	12,971
Total liabilities	5,014	7,275	2,612	33	2,711	454	94	380	40	36	5,638	24,287
Equity attributable to Icahn Enterprises	1,825	2,457	1,054	169	424	750	79	31	644	169	(5,114)	2,488
Equity attributable to non-controlling interests	4,084	338	1,365	-	213	272	23	15	-	-	-	6,310
Total equity	5,909	2,795	2,419	169	637	1,022	102	46	644	169	(5,114)	8,798
Total liabilities and equity	$10,923	$10,070	$5,031	$202	$3,348	$1,476	$196	$426	$684	$205	$524	$33,085

28

Appendix 29

Evolution of Icahn Enterprises

- IEP began as American Real Estate Partners, which was founded in 1987, and has grown its diversified portfolio to ten operating segments and approximately $33 billion of assets as of September 30, 2016
- IEP has demonstrated a history of successfully acquiring undervalued assets and improving and enhancing their operations and financial results
- IEP's record is based on a long-term horizon that can enhance business value and facilitate a profitable exit strategy
  - In 2006, IEP sold its oil and gas assets for $1.5 billion, resulting in a net pre-tax gain of $0.6 billion
  - In 2008, IEP sold its investment in American Casino & Entertainment Properties LLC for $1.2 billion, resulting in a pre-tax gain of $0.7 billion
- Acquired partnership interest in Icahn Capital Management L.P. in 2007
  - IEP and certain of Mr. Icahn's wholly owned affiliates are the sole investors in the Investment Funds
- IEP also has grown the business through organic investment and through a series of bolt-on acquisitions
  - Acquired Pep Boys and Trump Entertainment Resorts, Inc in 2016

Timeline of Recent Acquisitions and Exits

As of December 31, 2007
- Mkt. Cap: $9.1bn
- Total Assets: $12.4bn

Current[1]
- Mkt. Cap: $8.7bn
- Total Assets: $33.1bn

Investment Management – 8/8/07: Acquired investment advisory business, Icahn Capital Management

American Casino & Entertainment Properties – 2/20/08: Sale of the casinos resulted in proceeds of $1.2 billion and a pre-tax gain of $0.7 billion

American Railcar Industries – 1/15/10: 54.4% of ARI's shares outstanding were contributed by Carl Icahn in exchange for IEP depositary units

CVR Refining & CVR Partners – 2013: CVR Refining completed IPO and secondary offering on 1/16/13 and 5/14/13, respectively. CVR Partners completed a secondary offering on 5/22/13

IEH Auto Parts Holding – 6/1/15: IEH Auto Parts Holding LLC acquired substantially all of the auto part assets in the U.S. of Uni-Select Inc.

Pep Boys – 2/4/16: IEP acquired Pep Boys

Year: 2007 | 2008 | 2009 | 2010 | 2011 | 2012 | 2013 | 2014 | 2015 | 2016

PSC Metals – 11/5/07: Acquired 100% of the equity of PSC Metals from companies wholly owned by Carl Icahn

Federal-Mogul – 7/3/08: Acquired a majority interest in Federal-Mogul from companies wholly owned by Carl Icahn

Viskase – 1/15/10: 71.4% of Viskase's shares outstanding were contributed by Carl Icahn in exchange for IEP depositary units

Tropicana Entertainment – 11/15/10: Received an equity interest as a result of a Ch.11 restructuring and subsequently acquired a majority stake

CVR Energy, Inc. – 5/4/12: Acquired a majority interest in CVR via a tender offer to purchase all outstanding shares of CVR

American Railcar Leasing LLC – 10/2/13: Acquired a 75% interest in ARL from companies wholly owned by Carl Icahn

Ferrous Resources – 6/8/15: IEP acquired a controlling interest in Ferrous Resources

Trump Entertainment Resorts, Inc – 2/26/16: IEP obtained control and began consolidating the results of Trump Entertainment Resorts, Inc., upon its emergence from bankruptcy

(1) Market capitalization as of December 31, 2016 and balance sheet data as of September 30, 2016.

30

Segment: Food Packaging

Company Description

- Viskase Companies, Inc (OTCPK:VKSC) is a worldwide leader in the production and sale of cellulosic, fibrous and plastic casings for the processed meat and poultry industry
- Leading worldwide manufacturer of non-edible cellulosic casings for small-diameter meats (hot dogs and sausages)
  - Leading manufacturer of non-edible fibrous casings for large-diameter meats (sausages, salami, hams and deli meats)

Historical Segment Financial Summary

Food Packaging Segment ($millions)	FYE December 31, 2013	2014	2015	LTM September 30, 2016
Select Income Statement Data:				
Total revenues	$346	$346	$337	$330
Adjusted EBITDA	67	66	59	53
Net income	43	9	(3)	3
Adjusted EBITDA attrib. to IEP	$50	$47	$43	$39
Net income attrib. to IEP	32	6	(3)	2
Select Balance Sheet Data[1]:				
Total assets	$405	$436	$416	$426
Equity attributable to IEP	55	30	23	31

Highlights and Recent Developments

- Future growth expected to be driven by changing diets of a growing middle class in emerging markets
  - In 2012, Viskase completed a new finishing center in the Philippines and expanded its capacity in Brazil
  - Majority of revenues from emerging markets
- Developed markets remain a steady source of income
  - Distribution channels to certain customers spanning more than 50 years
- Significant barriers to entry
  - Technically difficult chemical production process
  - Significant environmental and food safety regulatory requirements
  - Substantial capital cost

(1) Balance Sheet data as of the end of each respective fiscal period.

31

Segment: Metals

Company Description

- PSC Metals, Inc. is one of the largest independent metal recycling companies in the U.S.
- Collects industrial and obsolete scrap metal, processes it into reusable forms and supplies the recycled metals to its customers
- Strong regional footprint (Upper Midwest, St. Louis Region and the South)

Historical Segment Financial Summary

Metals Segment ($ millions)	FYE December 31, 2013	2014	2015	LTM September 30, 2016
Select Income Statement Data:				
Total revenues	$929	$711	$365	$268
Adjusted EBITDA	(18)	(15)	(29)	(22)
Net Income	(28)	(25)	(51)	(42)
Adjusted EBITDA attrib. to IEP	($18)	($15)	($29)	($22)
Net income attrib. to IEP	(28)	(25)	(51)	(42)
Select Balance Sheet Data[1]:				
Total assets	$334	$315	$215	$202
Equity attributable to IEP	273	250	182	169

Highlights and Recent Developments

- Increasing global demand for steel and other metals drives demand for U.S. scrap
- Results are currently impacted by headwinds from:
  - Low iron ore prices
  - Strong U.S. dollar
  - Increased steel imports
- Scrap recycling process is "greener" than virgin steel production
  - Electric arc furnace drive scrap demand and are significantly more energy efficient than blast furnaces
  - Electric arc furnace steel mills are approximately 60% of U.S. production
- Highly fragmented industry with potential for further consolidation
  - Capitalizing on consolidation and vertical integration opportunities
  - PSC is building a leading position in its markets
- Product diversification will reduce volatility through cycles
  - Expansion of non-ferrous share of total business

(1) Balance Sheet data as of the end of each respective fiscal period.

32

Highlights and Recent Developments  Business strategy is based on long - term investment outlook and operational expertise  Approximately $0.2 million gain from sale of land for the nine months ended September 30, 2016 and approximately $39 million gain from sale of 14 rental properties and Oak Harbor during the year ended December 31, 2015 Rental Real Estate Operations  Net lease portfolio overview ─ Single tenant (Over $100bn market cap, A - credit) for two large buildings with leases through 2020 – 2021 ─ 13 legacy properties with 2.9 million square feet: 12% Retail, 60% Industrial, 28% Office.  Maximize value of commercial lease portfolio through effective management of existing properties ─ Seek to sell assets on opportunistic basis Property Development  New Seabury in Cape Cod, Massachusetts and Grand Harbor in Vero Beach, Florida include land for future residential development of approximately 239 and 1,128 units, respectively  Opportunistically acquired a Las Vegas casino development in 2009 for $150 million Club Operations  Club operations in New Seabury, Cape Cod and Grand Harbor, Vero Beach focus on operating golf club and related activities Segment: Real Estate Company Description  Consists of rental real estate, property development and associated club activities  Rental real estate consists primarily of retail, office and industrial properties leased to single corporate tenants  Property development and club operations are focused on the construction and sale of single and multi - family houses, lots in subdivisions and planned communities and raw land for residential development Historical Segment Financial Summary 33 (1) Balance Sheet data as of the end of each respective fiscal period. Real Estate Segment LTM September 30, ($ millions) 2013 2014 2015 2016 Select Income Statement Data: Total revenues $85 $101 $131 $96 Adjusted EBITDA 46 46 45 42 Net income 17 22 61 19 Adjusted EBITDA attrib. to IEP $46 $46 $45 $42 Net income attrib. to IEP 17 22 61 19 Select Balance Sheet Data (1) : Total assets $780 $745 $701 $684 Equity attributable to IEP 711 693 656 644 FYE December 31,

Highlights and Recent Developments  IEP acquired a controlling interest in Ferrous Resources on June 8, 2015 through a tender offer to purchase any and all of the outstanding shares. ─ Prior to the tender offer, IEP owned 14% of the company’s outstanding common stock and as of September 30, 2016 owned 77% Segment: Mining Company Description  Ferrous Resources has rights to certain iron ore mineral resources in Brazil and develops mining operations and related infrastructure to produce and sell iron ore products to the global steel industry. ─ Significant iron ore assets in the State of Minas Gerais , Brazil, known as Viga , Viga Norte, Esperança , Serrinha and Santanense . ─ Mineral rights near Jacuípe in the State of Bahia, Brazil. Historical Segment Financial Summary 34 1) Balance Sheet data as of the end of the fiscal period. 2) Icahn Enterprises acquired majority ownership of Ferrous Resources on June 8, 2015 Mining Segment Seven Months Ended December 31, 2015 (2) LTM September 30, 2016 ($ millions) Select Income Statement Data: Total Revenues $28 $53 Adjusted EBITDA (9) (7) Net income (195) (203) Adjusted EBITDA attrib. to IEP ($6) ($4) Net income attrib. to IEP (150) (156) Select Balance Sheet Data (1) : Total assets $203 $196 Equity attributable to IEP 95 79

Segment: Home Fashion

Company Description

- WestPoint Home LLC is engaged in manufacturing, sourcing, marketing, distributing and selling home fashion consumer products
- WestPoint Home owns many of the most well-known brands in home textiles including Martex, Grand Patrician, Luxor and Vellux
- WPH also licenses brands such as IZOD, Under the Canopy, Southern Tide and Portico

Historical Segment Financial Summary

Home Fashion Segment ($ millions)	FYE December 31, 2013	2014	2015	LTM September 30, 2016
Select Income Statement Data:				
Total revenues	$187	$181	$194	$198
Adjusted EBITDA	1	5	6	2
Net income	(16)	2	(4)	(7)
Adjusted EBITDA attrib. to IEP	$1	$5	$6	$2
Net income attrib. to IEP	(16)	2	(4)	(7)
Select Balance Sheet Data[1]:				
Total assets	$222	$208	$206	$205
Equity attributable to IEP	191	180	176	169

Highlights and Recent Developments

- One of the largest providers of home textile goods in the United States
- Largely completed restructuring of manufacturing footprint
  - Transitioned majority of manufacturing to low cost plants overseas
- Streamlined merchandising, sales and customer service divisions
- Focus on core profitable customers and product lines
  - WPH has implemented a more customer-focused organizational structure with the intent of expanding key customer relationships and rebuilding the company's sales
  - Realizing success placing new brands with top retailers
  - Continued strength with institutional customers
- Consolidation opportunity in fragmented industry

(1) Balance Sheet data as of the end of each respective fiscal period.

35

EBITDA Reconciliation 36

EBITDA and Adjusted EBITDA Reconciliation 37 ($ Millions) Twelve Months Ended September 30, 2013 2014 2015 2015 2016 2016 (unaudited) Adjusted EBITDA attributable to Icahn Enterprises: Net income (loss) $1,025 ($373) ($1,194) ($67) ($922) ($2,049) Interest expense, net 464 614 762 563 468 667 Income tax expense (benefit) (170) (109) 14 133 61 (58) Depreciation, depletion and amortization 485 573 616 456 556 716 EBITDA attributable to Icahn Enterprises $1,804 $705 $198 $1,085 $163 ($724) Impairment of assets 14 72 544 8 429 965 Restructuring costs 41 67 80 47 24 57 Non-service cost of U.S. based pension 4 (6) 1 - 10 11 FIFO impact unfavorable (15) 94 35 20 (18) (3) OPEB curtailment gains (15) - - - - - Certain share-based compensation expense 20 8 11 7 - 4 Major scheduled turnaround expense - 5 62 13 20 69 Net loss on divestitures 46 - - - - - Expenses related to certain acquisitions - - 5 6 - (1) Net loss on extinguishment of debt - 152 1 1 1 1 Unrealized gain on certain derivatives (43) (41) 2 11 23 14 Tax credits - - - - - - Other 43 (38) (10) (30) 33 53 Adjusted EBITDA attributable to Icahn Enterprises $1,899 $1,018 $929 $1,168 $685 $446 Year Ended December 31, Nine Months Ended September 30, (unaudited) (unaudited)

Adjusted EBITDA Reconciliation by Segment – Nine Months Ended September 30, 2016

($Millions)

	Investment	Automotive	Energy	Metals	Railcar	Gaming	Mining	Food Packaging	Real Estate	Home Fashion	Holding Company	Consolidated
Adjusted EBITDA:												
Net income (loss)	($972)	$103	($588)	($13)	$123	($69)	($21)	$8	$13	($6)	($234)	($1,656)
Interest expense, net	184	116	56	-	64	9	4	10	1	-	215	659
Income tax expense (benefit)	-	12	(17)	(12)	42	24	2	5	-	-	25	81
Depreciation, depletion and amortization	-	337	191	17	103	53	3	15	15	5	-	739
EBITDA before non-controlling interests	($788)	$568	($358)	($8)	$332	$17	($12)	$38	$29	($1)	$6	($177)
Impairment of assets	-	4	574	-	-	92	-	-	-	-	-	670
Restructuring costs	-	28	-	1	-	-	-	-	-	-	-	29
Non-service cost of U.S. based pension	-	9	-	-	-	-	-	4	-	-	-	13
FIFO impact unfavorable	-	-	(30)	-	-	-	-	-	-	-	-	(30)
Major scheduled turnaround expense	-	-	38	-	-	-	-	-	-	-	-	38
Net loss on extinguishment of debt	-	-	5	-	-	-	-	-	-	-	-	5
Unrealized gain on certain derivatives	-	-	40	-	-	-	-	-	-	-	-	40
Other	-	33	1	(4)	-	-	9	(3)	-	1	-	37
Adjusted EBITDA before non-controlling interests	($788)	$642	$270	($11)	$332	$109	($3)	$39	$29	$0	$6	$625
Adjusted EBITDA attributable to IEP:												
Net income (loss)	($446)	$85	($329)	($13)	$98	($80)	($16)	$6	$13	($6)	($234)	($922)
Interest expense, net	62	96	20	-	57	7	3	7	1	-	215	468
Income tax expense (benefit)	-	6	(10)	(12)	30	16	2	4	-	-	25	61
Depreciation, depletion and amortization	-	287	94	17	87	38	2	11	15	5	-	556
EBITDA attributable to Icahn Enterprises	($384)	$474	($225)	($8)	$272	($19)	($9)	$28	$29	($1)	$6	$163
Impairment of assets	-	3	334	-	-	92	-	-	-	-	-	429
Restructuring costs	-	23	-	1	-	-	-	-	-	-	-	24
Non-service cost of U.S. based pension	-	7	-	-	-	-	-	3	-	-	-	10
FIFO impact unfavorable	-	-	(18)	-	-	-	-	-	-	-	-	(18)
Major scheduled turnaround expense	-	-	20	-	-	-	-	-	-	-	-	20
Net loss on extinguishment of debt	-	-	1	-	-	-	-	-	-	-	-	1
Unrealized gain on certain derivatives	-	-	23	-	-	-	-	-	-	-	-	23
Other	-	30	1	(4)	-	-	7	(2)	-	1	-	33
Adjusted EBITDA attributable to Icahn Enterprises	($384)	$537	$136	($11)	$272	$73	($2)	$29	$29	$0	$6	$685

38

Adjusted EBITDA Reconciliation by Segment – Nine Months Ended September 30, 2015

($Millions)

	Investment	Automotive	Energy	Metals	Railcar	Gaming	Mining	Food Packaging	Real Estate	Home Fashion	Holding Company	Consolidated
Adjusted EBITDA:												
Net income (loss)	($263)	$0	$347	($22)	$154	$33	($13)	$2	$55	($3)	($267)	$23
Interest expense, net	412	103	35	-	59	8	-	9	2	-	214	842
Income tax expense (benefit)	-	30	87	(17)	50	23	1	5	-	-	5	184
Depreciation, depletion and amortization	-	257	172	22	93	46	4	15	16	5	-	630
EBITDA before non-controlling interests	$149	$390	$641	($17)	$356	$110	($8)	$31	$73	$2	($48)	$1,679
Impairment of assets	-	10	-	-	-	-	-	-	-	-	-	10
Restructuring costs	-	57	-	-	-	-	-	-	-	-	-	57
Non-service cost of U.S. based pension	-	(1)	-	-	-	-	-	2	-	-	-	1
FIFO impact unfavorable	-	-	35	-	-	-	-	-	-	-	-	35
Certain share-based compensation expense	-	(1)	9	-	-	-	-	-	-	-	-	8
Major scheduled turnaround expense	-	-	24	-	-	-	-	-	-	-	-	24
Expenses related to certain acquisitions	-	7	-	-	-	-	-	-	-	-	-	7
Net loss on extinguishment of debt	-	-	-	-	2	-	-	-	-	-	-	2
Unrealized gain on certain derivatives	-	-	18	-	-	-	-	-	-	-	-	18
Other	1	19	(25)	(1)	-	1	3	12	(41)	2	(2)	(31)
Adjusted EBITDA before non-controlling interests	$150	$481	$702	($18)	$358	$111	($5)	$45	$32	$4	($50)	$1,810
Adjusted EBITDA attributable to IEP:												
Net income (loss)	($119)	($4)	$181	($22)	$98	$23	($10)	$1	$55	($3)	($267)	($67)
Interest expense, net	190	84	19	-	42	5	-	7	2	-	214	563
Income tax expense (benefit)	-	24	75	(17)	25	16	1	4	-	-	5	133
Depreciation, depletion and amortization	-	211	94	22	63	31	3	11	16	5	-	456
EBITDA attributable to Icahn Enterprises	$71	$315	$369	($17)	$228	$75	($6)	$23	$73	$2	($48)	$1,085
Impairment of assets	-	8	-	-	-	-	-	-	-	-	-	8
Restructuring costs	-	47	-	-	-	-	-	-	-	-	-	47
Non-service cost of U.S. based pension	-	(1)	-	-	-	-	-	1	-	-	-	0
FIFO impact unfavorable	-	-	20	-	-	-	-	-	-	-	-	20
Certain share-based compensation expense	-	(1)	8	-	-	-	-	-	-	-	-	7
Major scheduled turnaround expense	-	-	13	-	-	-	-	-	-	-	-	13
Expenses related to certain acquisitions	-	6	-	-	-	-	-	-	-	-	-	6
Net loss on extinguishment of debt	-	-	-	-	1	-	-	-	-	-	-	1
Unrealized gain on certain derivatives	-	-	11	-	-	-	-	-	-	-	-	11
Other	-	15	(15)	(1)	-	1	2	9	(41)	2	(2)	(30)
Adjusted EBITDA attributable to Icahn Enterprises	$71	$389	$406	($18)	$229	$76	($4)	$33	$32	$4	($50)	$1,168

39

Adjusted EBITDA Reconciliation by Segment – LTM Ended September 30, 2016

($Millions)

	Investment	Automotive	Energy	Metals	Railcar	Gaming	Mining	Food Packaging	Real Estate	Home Fashion	Holding Company	Consolidated
Adjusted EBITDA:												
Net income (loss)	($2,374)	($249)	($928)	($42)	$182	($64)	($203)	$3	$19	($7)	($143)	($3,806)
Interest expense, net	335	151	66	-	85	12	6	13	1	-	289	958
Income tax expense (benefit)	-	32	(45)	(27)	61	28	2	10	-	-	(96)	(35)
Depreciation, depletion and amortization	-	426	248	24	137	70	7	19	20	7	-	958
EBITDA before non-controlling interests	($2,039)	$360	($659)	($45)	$465	$46	($188)	$45	$40	$0	$50	($1,925)
Impairment of assets	-	338	827	20	-	92	169	-	2	-	-	1,448
Restructuring costs	-	60	-	3	-	-	-	5	-	1	-	69
Non-service cost of U.S. based pension	-	9	-	-	-	-	-	5	-	-	-	14
FIFO impact unfavorable	-	-	(5)	-	-	-	-	-	-	-	-	(5)
Certain share-based compensation expense	-	-	4	-	1	-	-	-	-	-	-	5
Major scheduled turnaround expense	-	-	123	-	-	-	-	-	-	-	-	123
Expenses related to certain acquisitions	-	(1)	-	-	-	-	-	-	-	-	-	(1)
Net loss on extinguishment of debt	-	-	5	-	-	-	-	-	-	-	-	5
Unrealized gain on certain derivatives	-	-	24	-	-	-	-	-	-	-	-	24
Other	1	46	4	-	-	-	12	(2)	-	1	(4)	58
Adjusted EBITDA before non-controlling interests	($2,038)	$812	$323	($22)	$466	$138	($7)	$53	$42	$2	$46	($185)
Adjusted EBITDA attributable to IEP:												
Net income (loss)	($1,087)	($210)	($485)	($42)	$137	($77)	($156)	$2	$19	($7)	($143)	($2,049)
Interest expense, net	131	125	26	-	72	9	5	9	1	-	289	667
Income tax expense (benefit)	-	28	(31)	(27)	41	18	2	7	-	-	(96)	(58)
Depreciation, depletion and amortization	-	361	125	24	110	50	5	14	20	7	-	716
EBITDA attributable to Icahn Enterprises	($956)	$304	($365)	($45)	$360	$0	($144)	$32	$40	$0	$50	($724)
Impairment of assets	-	277	444	20	-	92	130	-	2	-	-	965
Restructuring costs	-	49	-	3	-	-	-	4	-	1	-	57
Non-service cost of U.S. based pension	-	7	-	-	-	-	-	4	-	-	-	11
FIFO impact unfavorable	-	-	(3)	-	-	-	-	-	-	-	-	(3)
Certain share-based compensation expense	-	-	3	-	1	-	-	-	-	-	-	4
Major scheduled turnaround expense	-	-	69	-	-	-	-	-	-	-	-	69
Expenses related to certain acquisitions	-	(1)	-	-	-	-	-	-	-	-	-	(1)
Net loss on extinguishment of debt	-	-	1	-	-	-	-	-	-	-	-	1
Unrealized gain on certain derivatives	-	-	14	-	-	-	-	-	-	-	-	14
Other	1	43	3	-	-	-	10	(1)	-	1	(4)	53
Adjusted EBITDA attributable to Icahn Enterprises	($955)	$679	$166	($22)	$361	$92	($4)	$39	$42	$2	$46	$446

40

Adjusted EBITDA Reconciliation by Segment – Year Ended December 31, 2015

($Millions)

	Investment	Automotive	Energy	Metals	Railcar	Gaming	Mining	Food Packaging	Real Estate	Home Fashion	Holding Company	Consolidated
Adjusted EBITDA:												
Net income (loss)	($1,665)	($352)	$7	($51)	$213	$38	($195)	($3)	$61	($4)	($176)	($2,127)
Interest expense, net	563	138	45	-	80	11	2	12	2	-	288	1,141
Income tax expense (benefit)	-	50	59	(32)	69	27	1	10	-	-	(116)	68
Depreciation, depletion and amortization	-	346	229	29	127	63	8	19	21	7	-	849
EBITDA before non-controlling interests	($1,102)	$182	$340	($54)	$489	$139	($184)	$38	$84	$3	($4)	($69)
Impairment of assets	-	344	253	20	-	-	169	-	2	-	-	788
Restructuring costs	-	89	-	2	-	-	-	5	-	1	-	97
Non-service cost of U.S. based pension	-	(1)	-	-	-	-	-	3	-	-	-	2
FIFO impact unfavorable	-	-	60	-	-	-	-	-	-	-	-	60
Certain share-based compensation expense	-	(1)	13	-	1	-	-	-	-	-	-	13
Major scheduled turnaround expense	-	-	109	-	-	-	-	-	-	-	-	109
Expenses related to certain acquisitions	-	6	-	-	-	-	-	-	-	-	-	6
Net loss on extinguishment of debt	-	-	-	-	2	-	-	-	-	-	-	2
Unrealized gain on certain derivatives	-	-	2	-	-	-	-	-	-	-	-	2
Other	2	32	(22)	3	-	1	6	13	(41)	2	(6)	(10)
Adjusted EBITDA before non-controlling interests	($1,100)	$651	$755	($29)	$492	$140	($9)	$59	$45	$6	($10)	$1,000
Adjusted EBITDA attributable to IEP:												
Net income (loss)	($760)	($299)	$25	($51)	$137	$26	($150)	($3)	$61	($4)	($176)	($1,194)
Interest expense, net	259	113	25	-	57	7	2	9	2	-	288	762
Income tax expense (benefit)	-	46	54	(32)	36	18	1	7	-	-	(116)	14
Depreciation, depletion and amortization	-	285	125	29	86	43	6	14	21	7	-	616
EBITDA attributable to Icahn Enterprises	($501)	$145	$229	($54)	$316	$94	($141)	$27	$84	$3	($4)	$198
Impairment of assets	-	282	110	20	-	-	130	-	2	-	-	544
Restructuring costs	-	73	-	2	-	-	-	4	-	1	-	80
Non-service cost of U.S. based pension	-	(1)	-	-	-	-	-	2	-	-	-	1
FIFO impact unfavorable	-	-	35	-	-	-	-	-	-	-	-	35
Certain share-based compensation expense	-	(1)	11	-	1	-	-	-	-	-	-	11
Major scheduled turnaround expense	-	-	62	-	-	-	-	-	-	-	-	62
Expenses related to certain acquisitions	-	5	-	-	-	-	-	-	-	-	-	5
Net loss on extinguishment of debt	-	-	-	-	1	-	-	-	-	-	-	1
Unrealized gain on certain derivatives	-	-	2	-	-	-	-	-	-	-	-	2
Other	1	28	(13)	3	-	1	5	10	(41)	2	(6)	(10)
Adjusted EBITDA attributable to Icahn Enterprises	($500)	$531	$436	($29)	$318	$95	($6)	$43	$45	$6	($10)	$929

41

Adjusted EBITDA Reconciliation by Segment – Year Ended December 31, 2014

($Millions)

	Investment	Automotive	Energy	Metals	Railcar	Gaming	Food Packaging	Real Estate	Home Fashion	Holding Company	Consolidated
Adjusted EBITDA:											
Net income (loss)	($684)	($90)	$168	($25)	$188	$269	$9	$22	$2	($388)	($529)
Interest expense, net	299	123	35	-	57	11	14	3	-	290	832
Income tax (benefit) expense	-	91	73	(18)	56	(147)	3	-	-	(161)	(103)
Depreciation, depletion and amortization	-	335	219	26	106	50	22	22	7	-	787
EBITDA before non-controlling interests	($385)	$459	$495	($17)	$407	$183	$48	$47	$9	($259)	$987
Impairment	-	24	103	3	-	-	-	5	-	-	135
Restructuring	-	86	-	-	-	-	-	-	(2)	-	84
Non-service cost of U.S. based pension	-	(6)	-	-	-	-	(1)	-	-	-	(7)
FIFO impact unfavorable	-	-	161	-	-	-	-	-	-	-	161
Certain share-based compensation expense	-	(4)	13	-	3	-	-	-	-	-	12
Major scheduled turnaround expense	-	-	7	-	-	-	-	-	-	-	7
Net loss on extinguishment of debt	-	36	-	-	2	-	16	-	-	108	162
Unrealized gains on certain derivatives	-	-	(63)	-	-	-	-	-	-	-	(63)
Other	-	35	-	(1)	3	(84)	3	(6)	(2)	(4)	(56)
Adjusted EBITDA before non-controlling interests	($385)	$630	$716	($15)	$415	$99	$66	$46	$5	($155)	$1,422
Adjusted EBITDA attributable to IEP:											
Net income (loss)	($305)	($87)	$95	($25)	$122	$185	$6	$22	$2	($388)	($373)
Interest expense, net	143	99	20	-	42	7	10	3	-	290	614
Income tax (benefit) expense	-	80	64	(18)	26	(102)	2	-	-	(161)	(109)
Depreciation, depletion and amortization	-	270	124	26	74	34	16	22	7	-	573
EBITDA attributable to Icahn Enterprises	($162)	$362	$303	($17)	$264	$124	$34	$47	$9	($259)	$705
Impairment	-	19	45	3	-		-	5	-	-	72
Restructuring	-	69	-	-	-	-	-	-	(2)	-	67
Non-service cost of U.S. based pension	-	(5)	-	-	-	-	(1)	-	-	-	(6)
FIFO impact unfavorable	-	-	94	-	-	-	-	-	-	-	94
Certain share-based compensation expense	-	(3)	9	-	2	-	-	-	-	-	8
Major scheduled turnaround expense	-	-	5	-	-	-	-	-	-	-	5
Net loss on extinguishment of debt	-	31	-	-	1	-	12	-	-	108	152
Unrealized gains on certain derivatives	-	-	(41)	-	-	-	-	-	-	-	(41)
Other	-	29	-	(1)	2	(58)	2	(6)	(2)	(4)	(38)
Adjusted EBITDA attributable to Icahn Enterprises	($162)	$502	$415	($15)	$269	$66	$47	$46	$5	($155)	$1,018

42

Adjusted EBITDA Reconciliation by Segment – Year Ended December 31, 2013

($Millions)

	Investment	Automotive	Energy	Metals	Railcar	Gaming	Food Packaging	Real Estate	Home Fashion	Holding Company	Consolidated
Adjusted EBITDA:											
Net income (loss)	$1,902	$263	$479	($28)	$139	$19	$43	$17	($16)	($374)	$2,444
Interest expense, net	10	108	47	-	40	13	22	4	-	300	544
Income tax (benefit) expense	-	(180)	195	(20)	31	3	(51)	-	-	(96)	(118)
Depreciation, depletion and amortization	-	296	208	26	92	34	21	23	8	-	708
EBITDA before non-controlling interests	$1,912	$487	$929	($22)	$302	$69	$35	$44	($8)	($170)	$3,578
Impairment	-	8	-	2	-	3	-	2	1	-	16
Restructuring	-	40	-	-	-	-	-	-	10	-	50
Non-service cost of U.S. based pension	-	2	-	-	-	-	3	-	-	-	5
FIFO impact unfavorable	-	-	(21)	-	-	-	-	-	-	-	(21)
OPEB curtailment gains	-	(19)	-	-	-	-	-	-	-	-	(19)
Certain share-based compensation expense	-	5	18	-	5	-	-	-	-	-	28
Disposal of assets	-	60	-	-	-	-	-	-	-	-	60
Net loss on extinguishment of debt	-	-	(5)	-	-	5	-	-	-	-	-
Unrealized loss on certain derivatives	-	-	(51)	-	-	-	-	-	-	-	(51)
Other	-	8	(1)	2	4	(11)	29	-	(2)	-	29
Adjusted EBITDA before non-controlling interests	$1,912	$591	$869	($18)	$311	$66	$67	$46	$1	($170)	$3,675
Adjusted EBITDA attributable to IEP:											
Net income (loss)	$812	$250	$289	($28)	$30	$13	$32	$17	($16)	($374)	$1,025
Interest expense, net	4	88	32	-	11	9	16	4	-	300	464
Income tax (benefit) expense	-	(191)	162	(20)	9	2	(36)	-	-	(96)	(170)
Depreciation, depletion and amortization	-	234	121	26	35	23	15	23	8	-	485
EBITDA attributable to Icahn Enterprises	$816	$381	$604	($22)	$85	$47	$27	$44	($8)	($170)	$1,804
Impairment	-	7	-	2	-	2	-	2	1	-	14
Restructuring	-	31	-	-	-	-	-	-	10	-	41
Non-service cost of U.S. based pension	-	2	-	-	-	-	2	-	-	-	4
FIFO impact unfavorable	-	-	(15)	-	-	-	-	-	-	-	(15)
OPEB curtailment gains	-	(15)	-	-	-	-	-	-	-	-	(15)
Certain share-based compensation expense	-	4	13	-	3	-	-	-	-	-	20
Disposal of assets	-	46	-	-	-	-	-	-	-	-	46
Net loss on extinguishment of debt	-	-	(3)	-	-	3	-	-	-	-	-
Unrealized loss on certain derivatives	-	-	(43)	-	-	-	-	-	-	-	(43)
Other	-	6	-	2	23	(7)	21	-	(2)	-	43
Adjusted EBITDA attributable to Icahn Enterprises	$816	$462	$556	($18)	$111	$45	$50	$46	$1	($170)	$1,899

43